EXHIBIT 99

CONTACT:	Thor Erickson – Investor Relations	(770) 989-3110
	Laura Brightwell – Media Relations	(770) 989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC.
REPORTS SECOND-QUARTER 2009 RESULTS

•	CCE reports second quarter earnings per diluted common share of 64 cents, or 67 cents excluding the impact of restructuring costs.

•	Improved North American operating results, ongoing growth in Europe, and strong operating expense control drive second-quarter 2009 performance.

•
CCE raises its comparable full-year 2009 EPS expectations to a range of $1.44 to $1.49, reflecting first-half 2009 results, moderating currency impact, and continued challenging macroeconomic conditions.

•	CCE increases annual dividend payout 4 cents per share or approximately 14 percent.

ATLANTA, July 29, 2009 – Coca-Cola Enterprises (NYSE: CCE) today reported second-quarter 2009 net income of $313 million, or 64 cents per diluted common share.  These results include restructuring charges of approximately 3 cents per diluted common share.  Excluding restructuring charges, second-quarter 2009 net income was $328 million or 67 cents per diluted share.  The following table reconciles reported and comparable earnings per common share:

	Second Quarter		First Six Months
	2009	2008	2009	2008
Reported (GAAP)	$0.64	$(6.48)	$0.77	$(6.46)
Restructuring Charges	0.03	0.02	0.10	0.07
Franchise Impairment Charge	-	7.02	-	7.02
Debt Extinguishment Cost	-	-	0.01	-
Net Tax Items	-	-	(0.01)	0.01
Comparable Diluted Earnings Per Common Share(a)	$ 0.67	$ 0.56	$ 0.87	$ 0.64

(a )This non-GAAP financial information is provided to allow investors to more clearly evaluate operating performance and business trends.Management uses this information to review results excluding items that are not necessarily indicative of ongoing results.

Second quarter operating results reflect the benefits of price and package initiatives in North America, volume and pricing growth in Europe, and efficiency and effectiveness initiatives. In the quarter, total revenues declined ½ percent. Excluding a negative currency impact of 6½ percent, total revenues increased 6 percent. Consolidated comparable second quarter operating income grew 12 percent. In North America, operating income grew $43 million or 13 percent, and in Europe, operating income grew $20 million, or 7 percent, including a negative currency impact of approximately $57 million. Comparable EPS results include a negative currency impact of approximately 8 cents.

 “We have responded to macroeconomic conditions with solid brand and marketplace initiatives, including enhancements to our price/package architecture, and successful execution of efficiency and effectiveness programs,” said John F. Brock, chairman and chief executive officer.

“Our continued success will demand diligence in our revenue and brand building efforts, even stronger execution, and an absolute commitment to cost control,” Mr. Brock said. “We continue to work closely with The Coca-Cola Company to enhance the synergy of our system and achieve consistent, balanced growth.”

For the quarter, consolidated results include a comparable physical case bottle and can volume decline of 1 percent, net pricing per case increase of 8 percent, and 6 percent increase in cost of sales per case.  Both pricing and cost of sales results exclude the effects of currency translations.  Pages 11 through 15 of this release provide a reconciliation of reported and comparable operating results.

The company also announced an increase of 4 cents per share in its annual dividend and declared a regular quarterly dividend of 8 cents per common share.  The quarterly dividend rate is equivalent to an annual dividend of 32 cents per common share.  The dividend is payable September 24, 2009 to shareowners of record on September 11, 2009.

 “The board’s decision to increase our dividend reflects an improving, but cautious, outlook for the future, as well as the strengthening of our balance sheet,” said Mr. Brock. “We are pleased to increase returns to shareowners as we continue to generate strong free cash flow and reduce debt.”

North American Results

In North America, operating results reflect the benefits of price/package architecture initiatives, operating expense controls, and higher cost of sales. Second quarter volume declined 3½ percent. This reflects slightly improved sparkling category trends, including solid growth for Coca-Cola Zero with volume up more than 15 percent, and growth in energy drinks of more than 25 percent with the addition of Monster brands. Pricing per case grew 8½ percent and cost of sales per case increased 7 percent.

“We continue to face important challenges in restoring consistent growth to our operations despite improvement in North American financial results,” said Mr. Brock. “Stronger revenue management capabilities, cost control, and greater efficiency are essential in providing the resources to strengthen our brands and seize opportunities for balanced long-term growth.”

European Results

Second quarter European volume grew 6½ percent, driven by Coca-Cola trademark growth of 8½ percent, including growth of over 20 percent for Coca-Cola Zero and strong growth for brand Coca-Cola. With the continued development of Coca-Cola Zero, the brand now represents more than 5 percent of total European volume. European net pricing per case was up 4 percent, and cost of sales per case increased 1½ percent.

“Our second quarter results demonstrate the health of our core Coca-Cola trademark brands and our executional capabilities,” Mr. Brock said. “These second quarter results in Europe are encouraging, but economic conditions remain challenging and will demand continued execution excellence.”

Full-Year 2009 Outlook

Management now expects full-year comparable 2009 earnings per diluted common share to be in the range of $1.44 to $1.49. This range includes an expected negative currency impact of approximately 15 cents per share and excludes nonrecurring items. The company also expects strong free cash flow of approximately $650 million and capital expenditures of approximately $900 million. Free cash flow will continue to be used primarily for debt reduction. The effective tax rate for 2009 is expected to be 26 percent to 27 percent.

In North America, the company expects full-year 2009 revenue to increase in a low to mid single-digit range. Volume will decline and cost of goods per case is expected to increase in a mid to high single-digit range, driven principally by the mix impact of increased sales of purchased finished goods and increased commodities cost. North American operating income will increase approximately 10 percent.

European revenue will grow in a mid single-digit range. Volume will grow in a low single-digit range and cost of goods per case is expected to increase in a low single-digit range, reflecting a continued moderate commodity cost environment. Operating income will grow approximately 10 percent.

Guidance for both North America and Europe are given on a comparable, currency neutral basis.

CONFERENCE CALL

CCE will host a conference call with investors and analysts today at 10 a.m. ET.  The call can be accessed through our website at www.cokecce.com.

Coca-Cola Enterprises Inc. is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. CCE sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola  Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.  For more information about our company, please visit our website at www.cokecce.com.

Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent SEC filings.

# # #

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	Second Quarter
	2009(a)	2008(b)	Change
Net Operating Revenues	$5,909	$5,935	(0.5)%
Cost of Sales	3,646	3,731	(2.5)%
Gross Profit	2,263	2,204	2.5%
Selling, Delivery, and Administrative Expenses	1,714	1,708	0.5%
Franchise Impairment Charge	-	5,279
Operating Income (Loss)	549	(4,783)
Interest Expense, Net	145	148
Other Nonoperating Income, Net	4	4
Income (Loss) Before Income Taxes	408	(4,927)
Income Tax Expense (Benefit)	95	(1,761)
Net Income (Loss)	$313	$(3,166)
Basic Weighted Average Common Shares Outstanding	487	485
Basic Earnings (Loss) Per Common Share(c)	$0.64	$(6.48)
Diluted Weighted Average Common Shares Outstanding	490	485
Diluted Earnings (Loss) Per Common Share(c)	$0.64	$(6.48)

(a) Second-quarter 2009 net income includes net unfavorable items totaling $15 million, or $0.03 cents per diluted common share. See page 11 of this earnings release for a list of these items.

(b) Second-quarter 2008 net loss includes net unfavorable items totaling $3.4 billion, or $7.04 cents per common share. See page 11 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	First Six Months
	2009(a)	2008(b)	Change
Net Operating Revenues	$10,959	$10,827	1.0%
Cost of Sales	6,819	6,839	(0.5)%
Gross Profit	4,140	3,988	4.0%
Selling, Delivery, and Administrative Expenses	3,350	3,329	0.5%
Franchise Impairment Charge	-	5,279
Operating Income (Loss)	790	(4,620)
Interest Expense, Net	301	290
Other Nonoperating Income, Net	5	3
Income (Loss) Before Income Taxes	494	(4,907)
Income Tax Expense (Benefit)	120	(1,749)
Net Income (Loss)	$374	$(3,158)
Basic Weighted Average Common Shares Outstanding	487	485
Basic Earnings (Loss) Per Common Share(c)	$0.77	$(6.46)
Diluted Weighted Average Common Shares Outstanding	489	485
Diluted Earnings (Loss) Per Common Share(c)	$0.77	$(6.46)

(a) First six months of 2009 net income includes net unfavorable items totaling $51 million, or $0.10 cents per diluted common share. See page 12 of this earnings release for a list of these items.

(b) First six months of 2008 net loss includes net unfavorable items totaling $3.5 billion, or $7.10 cents per common share. See page 12 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions)

	July 3,	December 31,
	2009	2008
ASSETS
Current:
Cash and cash equivalents	$656	$722
Trade accounts receivable, net	2,859	2,154
Amounts receivable from The Coca-Cola Company	164	154
Inventories	1,126	901
Current deferred income tax assets	198	244
Prepaid expenses and other current assets	363	408
Total Current Assets	5,366	4,583
Property, plant, and equipment, net	6,164	6,243
Goodwill	604	604
Franchise license intangible assets, net	3,488	3,234
Other noncurrent assets, net	957	925
Total Assets	$16,579	$15,589
LIABILITIES AND EQUITY (DEFICIT)
Current:
Accounts payable and accrued expenses	$3,217	$2,907
Amounts payable to The Coca-Cola Company	551	339
Deferred cash receipts from The Coca-Cola Company	50	46
Current portion of debt	747	1,782
Total Current Liabilities	4,565	5,074
Debt, less current portion	8,333	7,247
Other long-term obligations	1,955	2,115
Deferred cash receipts from The Coca-Cola Company,
less current	55	76
Noncurrent deferred income tax liabilities	1,171	1,086
Coca-Cola Enterprises Shareowners' Equity (Deficit)	477	(31)
Noncontrolling Interest	23	22
Total Liabilties and Equity (Deficit)	$16,579	$15,589

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions)

	Six Months Ended
	July 3,	June 27,
	2009	2008
Cash Flows From Operating Activities
Net income (loss)	$374	$(3,158)
Adjustments to reconcile net income (loss) to net cash derived from operating activities:
Depreciation and amortization	509	522
Franchise impairment charge	-	5,279
Share-based compensation expense	41	24
Deferred funding income from The Coca-Cola Company, net of cash received	(17)	(30)
Deferred income tax expense (benefit)	29	(1,850)
Pension and other postretirement expense less than contributions	(156)	(32)
Net changes in assets and liabilities, net of acquisition amounts	(252)	(398)
Net cash derived from operating activities	528	357
Cash Flows From Investing Activities
Capital asset investments	(405)	(516)
Capital asset disposals	4	6
Acquisition of distribution rights	(75)	-
Other investing activities	3	(4)
Net cash used in investing activities	(473)	(514)
Cash Flows From Financing Activities
Change in commercial paper, net	(202)	107
Issuances of debt	1,072	432
Payments on debt	(932)	(356)
Dividend payments on common stock	(68)	(68)
Exercise of employee share options	3	17
Other financing activities	-	1
Net cash (used in) derived from financing activities	(127)	133
Net effect of exchange rate changes on cash and cash equivalents	6	1
Net Change In Cash and Cash Equivalents	(66)	(23)
Cash and Cash Equivalents at Beginning of Period	722	223
Cash and Cash Equivalents at End of Period	$656	$200

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions, Except Per Share Data which is calculated prior to rounding)

Reconciliation of Income(a)	Second-Quarter 2009
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,909	$-	$-	$-	$5,909
Cost of Sales	3,646	-	-	-	3,646
Gross Profit	2,263	-	-	-	2,263
Selling, Delivery, and Administrative Expenses	1,714	(26)	-	-	1,688
Operating Income	549	26	-	-	575
Interest Expense, Net	145	-	-	-	145
Other Nonoperating Income, Net	4	-	-	-	4
Income Before Income Taxes	408	26	-	-	434
Income Tax Expense	95	11	-	-	106
Net Income	$313	$15	$-	$-	$328
Diluted Earnings Per Common Share	$0.64	$0.03	$-	$-	$0.67

Reconciliation of Income(a)	Second-Quarter 2008
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,935	$-	$-	$-	$5,935
Cost of Sales	3,731	-	-	-	3,731
Gross Profit	2,204	-	-	-	2,204
Selling, Delivery, and Administrative Expenses	1,708	(18)	-	-	1,690
Franchise Impairment Charge	5,279	-	(5,279)	-	-
Operating (Loss) Income	(4,783)	18	5,279	-	514
Interest Expense, Net	148	-	-	-	148
Other Nonoperating Income, Net	4	-	-	-	4
(Loss) Income Before Income Taxes	(4,927)	18	5,279	-	370
Income Tax (Benefit) Expense	(1,761)	7	1,847	1	94
Net (Loss) Income	$(3,166)	$11	$3,432	$(1)	$276
Diluted (Loss) Earnings Per Common Share	$(6.48)	$0.02	$7.02	$-	$0.56

(a)   These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions, Except Per Share Data which is calculated prior to rounding)

Reconciliation of Income(a)	First Six-Months 2009
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$10,959	$-	$-	$-	$-	$10,959
Cost of Sales	6,819	-	-	-	-	6,819
Gross Profit	4,140	-	-	-	-	4,140
Selling, Delivery, and Administrative Expenses	3,350	(71)	-	-	-	3,279
Operating Income	790	71	-	-	-	861
Interest Expense, Net	301	-	-	(9)	-	292
Other Nonoperating Income, Net	5	-	-	-	-	5
Income Before Income Taxes	494	71	-	9	-	574
Income Tax Expense	120	23	-	3	3	149
Net Income	$374	$48	$-	$6	$(3)	$425
Diluted Earnings Per Common Share	$0.77	$0.10	$-	$0.01	$(0.01)	$0.87

Reconciliation of Income(a)	First Six-Months 2008
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$10,827	$-	$-	$-	$-	$10,827
Cost of Sales	6,839	-	-	-	-	6,839
Gross Profit	3,988	-	-	-	-	3,988
Selling, Delivery, and Administrative Expenses	3,329	(49)	-	-	-	3,280
Franchise Impairment Charge	5,279	-	(5,279)	-	-	-
Operating (Loss) Income	(4,620)	49	5,279	-	-	708
Interest Expense, Net	290	-	-	-	-	290
Other Nonoperating Income, Net	3	-	-	-	-	3
(Loss) Income Before Income Taxes	(4,907)	49	5,279	-	-	421
Income Tax (Benefit) Expense	(1,749)	16	1,847	-	(7)	107
Net (Loss) Income	$(3,158)	$33	$3,432	$-	$7	$314
Diluted (Loss) Earnings Per Common Share	$(6.46)	$0.07	$7.02	$-	$0.01	$0.64

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions)

	Second-Quarter 2009
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$375	$9	$-	$384
Europe	308	2	-	310
Corporate	(134)	15	-	(119)
Operating Income	$549	$26	$-	$575

	Second-Quarter 2008
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$(4,947)	$9	$5,279	$341
Europe	287	3	-	290
Corporate	(123)	6	-	(117)
Operating Income	$(4,783)	$18	$5,279	$514

	Second Quarter
Segment Revenue	2009	2008
North America	$4,135	$4,036
Europe	1,774	1,899
Net Operating Revenues	$5,909	$5,935

(a)   These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions)

	First Six-Months 2009
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$579	$26	$-	$605
Europe	483	3	-	486
Corporate	(272)	42	-	(230)
Operating Income	$790	$71	$-	$861

	First Six-Months 2008
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$(4,841)	$35	$5,279	$473
Europe	458	5	-	463
Corporate	(237)	9	-	(228)
Operating Income	$(4,620)	$49	$5,279	$708

	First Six-Months
Segment Revenue	2009	2008
North America	$7,790	$7,389
Europe	3,169	3,438
Net Operating Revenues	$10,959	$10,827

(a)   These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF NON-GAAP MEASURES

	Second-Quarter 2009 Change Versus Second-Quarter 2008			First Six-Months 2009 Change Versus First Six-Months 2008
	North America	Europe	Consolidated	North America	Europe	Consolidated
Net Revenues Per Case
Change in Net Revenues per Case	6.5%	(12.0)%	0.5%	7.0%	(14.5)%	0.5%
Impact of Excluding Post Mix, Non-Trade, and Other	0.5%	0.0%	0.5%	0.5%	0.5%	0.5%
Bottle and Can Net Pricing Per Case(a)	7.0%	(12.0)%	1.0%	7.5%	(14.0)%	1.0%
Impact of Currency Exchange Rate Changes	1.5%	16.0%	7.0%	2.0%	17.5%	7.0%
Currency-Neutral Bottle and Can
Net Pricing per Case(b)	8.5%	4.0%	8.0%	9.5%	3.5%	8.0%

Cost of Sales Per Case
Change in Cost of Sales per Case	4.5%	(13.5)%	(1.0)%	5.5%	(16.0)%	(1.0)%
Impact of Excluding Post Mix, Non-Trade, and Other	1.0%	(0.5)%	0.5%	1.0%	0.5%	1.0%
Bottle and Can Cost of Sales Per Case(c)	5.5%	(14.0)%	(0.5)%	6.5%	(15.5)%	0.0%
Impact of Currency Exchange Rate Changes	1.5%	15.5%	6.5%	2.0%	17.0%	7.0%
Currency-Neutral Bottle and Can
Cost of Sales per Case(b)	7.0%	1.5%	6.0%	8.5%	1.5%	7.0%

Physical Case Bottle and Can Volume
Change in Volume	(3.5)%	6.5%	(1.0)%	(1.5)%	8.0%	1.0%
Impact of Selling Day Shift	n/a	n/a	n/a	(2.0)%	(2.0)%	(2.0)%
Comparable Bottle and Can Volume(d)	(3.5)%	6.5%	(1.0)%	(3.5)%	6.0%	(1.0)%

	First Six Months		Full-Year 2009
Reconciliation of Free Cash Flow (e)	2009	2008	Forecast
Net Cash From Operating Activities	$528	$357	$1,550	Approx
Less: Capital Asset Investments	(405)	(516)	(900)	Approx
Add: Capital Asset Disposals	4	6	-
Free Cash Flow	$127	$(153)	Approx $650

	July 3,	December 31,
Reconciliation of Net Debt (f)	2009	2008
Current Portion of Debt	$747	$1,782
Debt, Less Current Portion	8,333	7,247
Less: Cash and Cash Equivalents	(656)	(722)
Net Debt	$8,424	$8,307

Items Impacting Diluted Earnings Per Common Share	Full Year 2009
Restructuring Charges (estimate)	$0.11 to 0.13
Debt Extinquishment Costs	0.01
Net Tax Items	(0.01)
Total Items Impacting Diluted Earnings Per Common Share	$0.11 to 0.13

(a)
The non-GAAP financial measure "Bottle and Can Net Pricing per Case" is used to more clearly evaluate bottle and can pricing trends in the marketplace.  The measure excludes the impact of fountain gallon volume and other items that are not directly associated with bottle and can pricing in the retail environment.  Our bottle and can sales accounted for approximately 91 percent of our net revenue during the second quarter and first six months of 2009.

(b)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to separate the impact of currency exchange rate changes on our operations.

(c)
The non-GAAP financial measure "Bottle and Can Cost of Sales per Case" is used to more clearly evaluate cost trends for bottle and can products.  The measure excludes the impact of fountain ingredient costs as well as marketing credits and Jumpstart funding, and allows investors to gain an understanding of the change in bottle and can ingredient and packaging costs.

(d)
"Comparable Bottle and Can Volume" excludes the impact of changes in the number of selling days between periods.  The measure is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the second quarter of 2009 versus the second quarter of 2008. There were three additional selling days in the first six months of 2009 versus the first six months of 2008.

(e)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(f)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.